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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 30, 1997
                       (Date of Earliest Event Reported)

                              McKESSON CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13252                  94-3207296
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


            McKesson Plaza, One Post Street, San Francisco, CA 94104 (Address of principal executive offices, including Zip Code)


                                 (415) 983-8300
              (Registrant's telephone number, including area code)
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Item 5 - Other Events.
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        On May 30, 1997, McKesson Corporation amended and restated its By-Laws.

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Item 7(c) - Exhibits.
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3.1  Restated By-Laws of the Company, as amended through May 30, 1997.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               McKESSON CORPORATION
                                               (Registrant)



Date: June 24, 1997                            By:    /s/ Nancy A. Miller
                                                    -------------------------
                                               Name:   Nancy A. Miller
                                               Title:  Vice President and
                                                       Corporate Secretary

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                                 EXHIBIT INDEX
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Exhibit
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  3.1    Restated By-Laws of the Company, as amended through May 30, 1997.

                                       5